                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015


                        Eaton Vance Strategic Income Fund
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   October 31
                                   ----------
                             Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period


ITEM 1. REPORTS TO STOCKHOLDERS

[EATON VANCE(R) LOGO]

[PHOTO IMAGE]

ANNUAL REPORT OCTOBER 31, 2003

EATON VANCE STRATEGIC INCOME FUND

[PHOTO IMAGE]

[PHOTO IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

                                   ----------

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST]

Thomas E. Faust
President

Eaton Vance Strategic Income Fund Class A shares had a total return of 16.65% during the year ended October 31, 2003. That return was the result of an increase in net asset value (NAV) per share from $7.55 on October 31, 2002 to $8.10 on October 31, 2003, and the reinvestment of $0.669 in dividends.(1)

The Fund's Class B shares had a total return of 15.61% during the year ended October 31, 2003. That return resulted from an increase in NAV per share from $7.15 on October 31, 2002 to $7.66 on October 31, 2003, and the reinvestment of $0.576 in dividends.(1)

Class C shares had a total return of 15.68% for the year ended October 31, 2003, the result of an increase in NAV per share from $9.04 on October 31, 2002 to $9.69 on October 31, 2003, and the reinvestment of $0.728 in dividends.(1)

A STRONGER ECONOMY BROUGHT CHANGES IN THE GLOBAL BOND MARKETS IN 2003...

The world's bond markets were characterized by widely divergent performance in 2003. As the U.S. economy showed signs of recovery, the Federal Reserve - which had lowered interest rates on thirteen occasions between January 2001 and June 2003 for a total of 550 basis points (5.50%) - indicated that it was less concerned about the possibility of deflation. The stronger economic news brought about a correction in the Treasury market.

The U.S. high-yield market, however, responded favorably to a more robust economy and improving corporate profits. As a result, yield spreads over U.S. Treasuries for both high-yield corporate bonds and for investment-grade corporate bonds decreased significantly.

Meanwhile, the emerging markets continued to fluctuate. An impressive economic recovery took hold in Asia, while countries in Eastern Europe and Latin America continued to work on economic reforms.

ONCE AGAIN, THE GLOBAL MARKETS SAW CHALLENGES AND OPPORTUNITIES...

The past year once again demonstrated the challenges and opportunities in the global markets. Fixed-income markets played a major role in capital formation for emerging economies, while providing strong returns in the U.S. corporate sector. The ability to participate in these diverse domestic and foreign markets is a key to Strategic Income Fund's flexibility. We believe that 2004 will bring more such opportunities. In the pages that follow, portfolio manager
Mark Venezia provides his thoughts on the Fund and the markets in the fiscal year ended October 31, 2003.


                                                  Sincerely,

                                                  /s/ Thomas E. Faust Jr.

                                                  Thomas E. Faust Jr.
                                                  President
                                                  December 10, 2003

FUND INFORMATION
AS OF OCTOBER 31, 2003

PERFORMANCE(2)                                                                  CLASS A       CLASS B      CLASS C
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                         16.65%        15.61%       15.68%
Five Years                                                                        6.72          5.82         5.82
Ten Years                                                                         N.A.          6.21         N.A.
Life of Fund+                                                                     5.56          6.09         7.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                         11.06%        10.61%       14.68%
Five Years                                                                        5.69          5.54         5.82
Ten Years                                                                         N.A.          6.21         N.A.
Life of Fund+                                                                     4.67          6.09         7.18

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

[CHART]

QUALITY WEIGHTINGS(3)

  AAA                        62.1%
  Below BBB and Non-Rated    34.1%*
  BBB                         0.8%
  A                           3.0%

*Includes Equity and High Yield Swaps

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (3) Because the Portfolio is actively managed, Quality Weightings are subject to change. Weightings include the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 16) and 18.8% of its net assets invested in High Income Portfolio.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2003
MANAGEMENT DISCUSSION

[PHOTO OF MARK S. VENEZIA]

Mark S. Venezia
Portfolio Manager

AN INTERVIEW WITH MARK S. VENEZIA,
PORTFOLIO MANAGER OF
STRATEGIC INCOME PORTFOLIO.

Q: MARK, THE PAST FISCAL PERIOD WAS ANOTHER EVENTFUL YEAR IN THE GLOBAL BOND MARKETS. IN YOUR VIEW, WHAT WERE SOME OF THE MOST NOTABLE DEVELOPMENTS THAT DROVE THE MARKETS IN 2003?

A: 2003 has been a transition year for the global economy. The U.S. economy has showed convincing early signs of a recovery. While stronger data kept the Treasury and mortgage-backed securities markets on the defensive for much of the period, it drove a strong rally in the high-yield corporate sector. In Japan and Asia, economies gathered strength, with currency issues increasingly prominent in U.S.-Asia trade talks. In Latin America, Brazil fared well, as the da Silva government made progress on social security reforms and inflation. Eastern Europe economies continued their strong expansion, while making further progress on their reform packages. Thus, differentiation between markets was the key to performance during the fiscal year.

Q:   WHAT IMPACT HAS THE FEDERAL RESERVE'S POSTURE HAD ON THE BOND MARKETS?

A: The Federal Reserve has maintained an accommodative interest rate policy for three years running. Even as the economy has rebounded in the second half of 2003, the Fed refrained from raising rates. While that posture has helped ease the nation's economy out of recession, it has also contributed to a weaker U.S. dollar versus the euro. Europe's recovery has lagged that of the U.S., the European Central Bank having taken a more passive attitude toward interest rates. Those trends make managing foreign currency positions more challenging for global investors. As demand increases and inflationary pressures build, the Fed will surely be forced at some point to raise rates. Such a move would likely reverse the dollar's decline against the euro.

Q:   HOW HAVE YOU REPOSITIONED THE FUND OVER THE LAST YEAR?

A: First we've moved the duration from a relatively low level of just under three years, to an even lower level of about two years. This reflects our optimism about the U.S. economy, which, week by week is turning into pessimism about inflation.

     Going one step further, we're even heavier into seasoned mortgage-backed securities than we were a year ago. Then, we were a bit under 60%, now nearly 70%. If interest rates in the middle of the curve just steady in the 3.25% to

FOREIGN POSITIONS

By total net assets. Positions are in Local Currency unless otherwise noted.

   Indonesia**              5.9%
   Hungary                  4.1
   Slovakia                 3.9
   Brazil*                  3.1
   India                    1.8
   Colombia                 1.6
   Thailand                 1.0
   Taiwan                   0.9
   South Korea              0.9
   Poland                   0.3
   Morocco*                 0.2
   Phillippines*            0.1

   *Positions are in Hard Currency.
   **Position is in Local Currency and Hard Currency.

     4.25% range, refinancings should drop on these premium bonds. The mortgage-backed securities that we buy are typically ten years or more old, so the home owners that are left are far and few between; we believe that those who had a lot of equity to take out of their homes, have done so already.

Q:   WHAT ABOUT YOUR POSITIONS IN THE HIGH-YIELD SECTOR?

A: Looking at end of year reports you'd get the impression that we've only increased these bonds from about 24% to 28% of the Fund. In fact, we did reach levels over 30% during the year, but now we're pulling back a bit because spreads over Treasuries have come way in. When markets were still reacting to the defaults of 2001-2002, last October, spreads were 1000 basis points (10%) over Treasuries. Now they're less than half of that.

Q:   WHAT ABOUT EMERGING MARKETS? HAVE YOU PARED DOWN POSITIONS?

A: We've pared down our positions in the dollar bond sector, only to replace it with currency positions. Let me explain. The rally in the traditional Brady and global bonds of once defaulting countries such as Russia and Brazil, worked in parallel with the rally in our local high yield sector; indeed it was even more dramatic. Last October we had already brought these positions down to about 12% percent of the Fund; as the rally gathered momentum we cut these positions further and further, down to just over 3% of net assets.

     However, the last frontier of emerging markets are the local markets of these countries, where one can take advantage of high interest rates and undervalued currencies. At fiscal year's close, we had nearly 20% of the Fund in these foreign currency positions; the largest were Indonesia with 5.4% and Slovakia with 3.9%. It should be noted that most of these positions were in what are called "currency forwards", i.e., agreements to buy the currencies for delivery a number of months from the trade date, usually at a substantial discount. We often cross-hedge these positions with another currency from the same region, so that our regional exposure is kept to what we believe to be manageable levels.

Q: THE FUND POSTED A STRONG RETURN DURING THE FISCAL YEAR. TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A: The net asset value of the Fund rose by nearly 9% from last October to the middle of June 2003. This was the period of the extraordinary rally in the high yield and dollar denominated emerging market sectors, when spreads compressed by about 500 basis points (5.0%). We had between 30% and 40% of the Fund invested in these sectors during that period.

Q:   WERE THERE ANY AREAS THAT PERFORMED POORLY FOR THE FUND?

A: Yes. Mortgage-backed securities (MBS) had a difficult year. The primary reason for the sector's underperformance was the sharp rise in prepayment rates. Prepay rates rose as homeowners refinanced their mortgages to take advantage of the lowest interest rates in 45 years.

     While it's not unusual to see rising prepayment rates accompany lower interest rates, the surge of refinancings during this period was remarkable. The increase was evident not only among generic MBS, but also among seasoned MBS, which have historically displayed much more predictable prepayment rates.

     While this was a challenging period for the mortgage market, we believe that, at this point in the economic cycle, interest rates have likely bottomed. Accordingly, we would expect that prepayment rates would ease over time, providing a better climate for MBS investments.

Q:   MARK, HOW WOULD YOU CHARACTERIZE THIS PAST YEAR IN THE GLOBAL BOND MARKETS?

A: I believe that this fiscal year once again pointed out the value of a broadly diversified bond portfolio. As we've seen, even in a global economy, different countries continued to move within their own regional economic cycles. As a result, opportunities may be emerging in some countries, even as other markets are retrenching. In the increasingly fluid global bond markets, the flexibility of a vehicle like Strategic Income Fund - with its latitude to move between countries and sectors, exploit changing currency and spread relationships, and adopt a variety of hedging techniques to manage risk - can be especially valuable.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE STRATEGIC INCOME FUND, CLASS B VS. THE LEHMAN AGGREGATE BOND INDEX & THE COMPOSITE OF LIPPER FUND AVERAGES*

October 31, 1993 - October 31, 2003

                   EATON VANCE STRATEGIC INCOME FUND- CLASS B
                               INCEPTION:11/26/90

               FUND          FUND           LEHMAN        COMPOSITE OF
             VALUE AT     VALUE WITH    AGGREGATE BOND     LIPPER FUND
  DATE         NAV       SALES CHARGE        INDEX          AVERAGES
------------------------------------------------------------------------
10/31/1993     10,000        N/A                10,000      10,000.00
11/30/1993      9,964                            9,915       9,966.00
12/31/1993     10,083                            9,969      10,057.69
 1/31/1994     10,246                           10,103      10,129.10
 2/28/1994      9,962                            9,928       9,980.20
 3/31/1994      9,418                            9,683       9,845.47
 4/30/1994      9,492                            9,606       9,851.37
 5/31/1994      9,635                            9,604       9,780.44
 6/30/1994      9,268                            9,583       9,812.72
 7/31/1994      9,313                            9,773       9,839.21
 8/31/1994      9,451                            9,786       9,869.71
 9/30/1994      9,446                            9,642       9,909.19
10/31/1994      9,467                            9,633       9,925.04
11/30/1994      9,577                            9,612       9,638.21
12/31/1994      9,552                            9,678       9,575.56
 1/31/1995      9,376                            9,869       9,615.78
 2/28/1995      9,355                           10,104       9,595.59
 3/31/1995      9,329                           10,166       9,756.79
 4/30/1995      9,738                           10,308       9,887.53
 5/31/1995     10,117                           10,707       9,913.24
 6/30/1995     10,016                           10,785      10,002.46
 7/31/1995     10,098                           10,761      10,046.47
 8/31/1995     10,278                           10,891      10,143.92
 9/30/1995     10,481                           10,997      10,202.76
10/31/1995     10,540                           11,140      10,271.12
11/30/1995     10,746                           11,307      10,345.07
12/31/1995     10,931                           11,466      10,429.90
 1/31/1996     11,368                           11,542      10,400.69
 2/29/1996     11,146                           11,341      10,420.45
 3/31/1996     11,219                           11,263      10,487.15
 4/30/1996     11,457                           11,199      10,528.05
 5/31/1996     11,519                           11,176      10,601.74
 6/30/1996     11,696                           11,327      10,668.53
 7/31/1996     11,723                           11,358      10,718.67
 8/31/1996     11,924                           11,339      10,821.57
 9/30/1996     12,295                           11,536      10,924.38
10/31/1996     12,488                           11,792      11,030.35
11/30/1996     12,870                           11,994      11,052.41
12/31/1996     12,920                           11,882      11,062.35
 1/31/1997     13,188                           11,919      11,065.67
 2/28/1997     13,312                           11,948      10,862.06
 3/31/1997     13,184                           11,816      10,967.43
 4/30/1997     13,274                           11,993      11,180.19
 5/31/1997     13,381                           12,106      11,352.37
 6/30/1997     13,501                           12,250      11,611.20
 7/31/1997     13,766                           12,580      11,554.31
 8/31/1997     13,590                           12,473      11,796.95
 9/30/1997     13,813                           12,657      11,700.21
10/31/1997     13,792                           12,840      11,758.71
11/30/1997     13,898                           12,899      11,851.61
12/31/1997     14,021                           13,029      11,998.57
 1/31/1998     14,129                           13,197      12,081.36
 2/28/1998     14,184                           13,187      12,187.67
 3/31/1998     14,354                           13,232      12,220.58
 4/30/1998     14,341                           13,301      12,199.81
 5/31/1998     14,361                           13,427      12,169.31
 6/30/1998     14,317                           13,541      12,222.85
 7/31/1998     14,430                           13,570      11,517.59
 8/31/1998     13,647                           13,791      11,692.66
 9/30/1998     13,743                           14,114      11,619.00
10/31/1998     13,763                           14,039      11,990.80
11/30/1998     14,318                           14,119      11,977.61
12/31/1998     14,291                           14,161      12,045.89
 1/31/1999     14,313                           14,262      11,913.38
 2/28/1999     14,341                           14,013      12,087.32
 3/31/1999     14,573                           14,091      12,323.02
 4/30/1999     14,837                           14,136      12,061.77
 5/31/1999     14,612                           14,012      12,072.63
 6/30/1999     14,644                           13,967      12,041.24
 7/31/1999     14,630                           13,908      11,965.38
 8/31/1999     14,531                           13,901      12,027.60
 9/30/1999     14,649                           14,062      12,046.84
10/31/1999     14,770                           14,114      12,156.47
11/30/1999     14,924                           14,113      12,284.11
12/31/1999     15,065                           14,045      12,178.47
 1/31/2000     15,067                           13,999      12,350.19
 2/29/2000     15,307                           14,168      12,346.48
 3/31/2000     15,292                           14,355      12,194.62
 4/30/2000     15,184                           14,314      12,044.62
 5/31/2000     14,936                           14,307      12,334.90
 6/30/2000     15,223                           14,605      12,381.77
 7/31/2000     15,316                           14,737      12,477.11
 8/31/2000     15,482                           14,951      12,367.31
 9/30/2000     15,168                           15,045      12,128.62
10/31/2000     14,781                           15,144      11,977.02
11/30/2000     14,481                           15,392      12,303.99
12/31/2000     14,897                           15,678      12,714.94
 1/31/2001     15,507                           15,934      12,740.37
 2/28/2001     15,460                           16,073      12,537.80
 3/31/2001     15,187                           16,153      12,428.72
 4/30/2001     15,044                           16,086      12,515.72
 5/31/2001     15,118                           16,183      12,434.37
 6/30/2001     15,051                           16,245      12,559.96
 7/31/2001     15,136                           16,608      12,721.98
 8/31/2001     15,362                           16,798      12,367.04
 9/30/2001     15,203                           16,994      12,653.95
10/31/2001     15,493                           17,349      12,760.25
11/30/2001     15,801                           17,110      12,710.48
12/31/2001     15,889                           17,001      12,777.85
 1/31/2002     16,040                           17,139      12,823.85
 2/28/2002     16,097                           17,305      12,826.41
 3/31/2002     16,145                           17,017      13,026.50
 4/30/2002     16,253                           17,347      13,072.10
 5/31/2002     16,132                           17,495      12,857.71
 6/30/2002     15,913                           17,646      12,682.85
 7/31/2002     15,523                           17,859      12,941.58
 8/31/2002     15,802                           18,160      12,950.64
 9/30/2002     15,601                           18,454      12,983.02
10/31/2002     15,796                           18,370      13,292.01
11/30/2002     16,187                           18,366      13,556.52
12/31/2002     16,318                           18,745      13,723.27
 1/31/2003     16,562                           18,761      13,937.35
 2/28/2003     16,729                           19,020      14,065.57
 3/31/2003     16,954                           19,006      14,515.67
 4/30/2003     17,564                           19,163      14,846.63
 5/31/2003     17,768                           19,520      14,956.49
 6/30/2003     18,039                           19,481      14,591.56
 7/31/2003     17,920                           18,826      14,715.58
 8/31/2003     18,058                           18,951      15,145.28
 9/30/2003     18,193                           19,453      15,213.43
10/31/2003     18,262                           19,271      15,370.13

PERFORMANCE**                                                                   CLASS A       CLASS B      CLASS C
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                         16.65%        15.61%       15.68%
Five Years                                                                        6.72          5.82         5.82
Ten Years                                                                         N.A.          6.21         N.A.
Life of Fund+                                                                     5.56          6.09         7.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                         11.06%        10.61%       14.68%
Five Years                                                                        5.69          5.54         5.82
Ten Years                                                                         N.A.          6.21         N.A.
Life of Fund+                                                                     4.67          6.09         7.18

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

* Sources: Thomson Financial; Lipper, Inc. The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The chart also offers a comparison with a Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds Classification from October 31, 1991 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds Classification. An investment in the Fund's Class A shares on 1/23/98 at net asset value would have been worth $13,665 on October 31, 2003; $13,015 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/25/94 at net asset value would have been worth $19,239 on October 31, 2003. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investment in Strategic Income Portfolio, at value
   (identified cost, $278,453,943)                                               $      277,081,103
Investment in High Income Portfolio, at value
   (identified cost, $61,596,184)                                                        63,839,001
Receivable for Fund shares sold                                                           1,624,876
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $      342,544,980
---------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                                $        1,122,100
Payable for Fund shares redeemed                                                          1,071,550
Payable to affiliate for distribution and service fees                                       69,929
Payable to affiliate for Trustees' fees                                                          57
Accrued expenses                                                                             85,814
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                $        2,349,450
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $      340,195,530
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                  $      372,795,458
Accumulated net realized loss from Portfolios (computed on the basis of
   identified cost)                                                                     (33,404,648)
Overdistributed net investment income                                                       (65,257)
Net unrealized appreciation from Portfolios (computed on the basis of
   identified cost)                                                                         869,977
---------------------------------------------------------------------------------------------------
TOTAL                                                                            $      340,195,530
---------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                       $       48,737,764
SHARES OUTSTANDING                                                                        6,020,188
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)             $             8.10
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $8.10)                                               $             8.50
---------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                       $      217,340,587
SHARES OUTSTANDING                                                                       28,359,330
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)             $             7.66
---------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                       $       74,117,179
SHARES OUTSTANDING                                                                        7,650,278
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)             $             9.69
---------------------------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Interest allocated from Portfolios                                               $       14,960,523
Dividends allocated from Portfolios                                                         125,175
Expenses allocated from Portfolios                                                       (1,966,130)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS                                            $       13,119,568
---------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                      $            2,915
Distribution and service fees
   Class A                                                                                   70,077
   Class B                                                                                1,946,052
   Class C                                                                                  559,690
Transfer and dividend disbursing agent fees                                                 254,823
Registration fees                                                                            52,015
Legal and accounting services                                                                42,420
Printing and postage                                                                         35,579
Custodian fee                                                                                34,403
Miscellaneous                                                                                10,223
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                   $        3,008,197
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                            $       10,111,371
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss) --
   Investment transactions (identified cost basis)                               $        8,102,635
   Financial futures contracts                                                           (1,037,192)
   Written options                                                                          251,687
   Swap contracts                                                                         4,292,036
   Foreign currency and forward foreign currency exchange
      contract transactions                                                                (396,088)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                $       11,213,078
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                           $       15,986,196
   Financial futures contracts                                                             (538,824)
   Written options                                                                           85,812
   Swap contracts                                                                           839,871
   Foreign currency and forward foreign currency exchange contracts                       1,109,262
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             $       17,482,317
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                 $       28,695,395
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                       $       38,806,766
---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED                    YEAR ENDED
                                                                  OCTOBER 31, 2003              OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                          $     10,111,371              $     13,406,462
   Net realized gain (loss)                                             11,213,078                    (6,603,858)
   Net change in unrealized
      appreciation (depreciation)                                       17,482,317                    (2,696,121)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $     38,806,766              $      4,106,483
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                     $     (2,334,579)             $     (1,293,307)
      Class B                                                          (14,878,342)                  (13,320,246)
      Class C                                                           (4,266,210)                   (3,501,766)
   Return of capital
      Class A                                                                   --                       (55,179)
      Class B                                                                   --                      (657,737)
      Class C                                                                   --                      (135,287)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               $    (21,479,131)             $    (18,963,522)
----------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                     $     36,999,852              $     14,540,453
      Class B                                                           65,385,912                    49,549,673
      Class C                                                           38,018,958                    16,182,754
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                            1,142,873                       563,339
      Class B                                                            4,836,578                     3,819,622
      Class C                                                            2,076,591                     1,734,618
   Cost of shares redeemed
      Class A                                                           (8,217,001)                   (9,037,822)
      Class B                                                          (39,316,527)                  (31,787,954)
      Class C                                                          (14,671,975)                  (14,311,374)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                        $     86,255,261              $     31,253,309
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                        $    103,582,896              $     16,396,270
----------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                              $    236,612,634              $    220,216,364
----------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                    $    340,195,530              $    236,612,634
----------------------------------------------------------------------------------------------------------------

OVERDISTRIBUTED NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS

AT END OF YEAR                                                    $        (65,257)             $       (972,413)
----------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               -------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                               -------------------------------------------------------------------
                                                                  2003(1)    2002(1)(2)     2001(1)       2000        1999(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $    7.550   $    8.030   $    8.360   $    9.110   $    9.220
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                           $    0.336   $    0.504   $    0.705   $    0.795   $    0.852
Net realized and unrealized gain (loss)                              0.883       (0.286)      (0.250)      (0.698)      (0.095)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                    $    1.219   $    0.218   $    0.455   $    0.097   $    0.757
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                      $   (0.669)  $   (0.670)  $   (0.723)  $   (0.847)  $   (0.819)
From paid-in capital                                                    --       (0.028)      (0.062)          --       (0.048)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             $   (0.669)  $   (0.698)  $   (0.785)  $   (0.847)  $   (0.867)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $    8.100   $    7.550   $    8.030   $    8.360   $    9.110
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                      16.65%        2.68%        5.69%        0.88%        8.40%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                         $   48,738   $   17,418   $   12,352   $   10,350   $    6,050
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                        1.11%        1.17%        1.21%        1.19%        1.08%
   Net investment income                                              4.19%        6.39%        8.63%        8.83%        9.20%
Portfolio Turnover of the Strategic Income Portfolio                    71%          63%          54%          49%          47%
Portfolio Turnover of the High Income Portfolio                        122%          88%          --           --           --
----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                       See notes to financial statements.

                                                                                              CLASS B
                                                                 -------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                                 -------------------------------------------------------------------
                                                                    2003(1)    2002(1)(2)     2001(1)       2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                              $    7.150   $    7.600   $    7.910   $    8.610   $    8.720
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                             $    0.269   $    0.425   $    0.607   $    0.674   $    0.731
Net realized and unrealized gain (loss)                                0.817       (0.272)      (0.241)      (0.651)      (0.105)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                      $    1.086   $    0.153   $    0.366   $    0.023   $    0.626
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                        $   (0.576)  $   (0.575)  $   (0.614)  $   (0.723)  $   (0.688)
From paid-in capital                                                      --       (0.028)      (0.062)          --       (0.048)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               $   (0.576)  $   (0.603)  $   (0.676)  $   (0.723)  $   (0.736)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                    $    7.660   $    7.150   $    7.600   $    7.910   $    8.610
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        15.61%        1.96%        4.82%        0.07%        7.32%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                           $  217,341   $  173,780   $  163,261   $  152,535   $  155,768
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                          1.86%        1.93%        1.96%        1.98%        1.96%
   Net investment income                                                3.57%        5.68%        7.83%        7.99%        8.31%
Portfolio Turnover of the Strategic Income Portfolio                      71%          63%          54%          49%          47%
Portfolio Turnover of the High Income Portfolio                          122%          88%          --           --           --
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                       See notes to financial statements.

                                                                                              CLASS C
                                                                 -------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                                 -------------------------------------------------------------------
                                                                    2003(1)    2002(1)(2)     2001(1)       2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                              $    9.040   $    9.610   $    9.990   $   10.870   $   11.010
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                             $    0.337   $    0.538   $    0.773   $    0.850   $    0.912
Net realized and unrealized gain (loss)                                1.041       (0.346)      (0.304)      (0.826)      (0.132)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                      $    1.378   $    0.192   $    0.469   $    0.024   $    0.780
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                        $   (0.728)  $   (0.734)  $   (0.787)  $   (0.904)  $   (0.872)
From paid-in capital                                                      --       (0.028)      (0.062)          --       (0.048)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               $   (0.728)  $   (0.762)  $   (0.849)  $   (0.904)  $   (0.920)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                    $    9.690   $    9.040   $    9.610   $    9.990   $   10.870
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        15.68%        1.95%        4.90%        0.02%        7.23%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                           $   74,117   $   45,414   $   44,603   $   40,023   $   30,882
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                          1.86%        1.93%        1.96%        2.00%        2.03%
   Net investment income                                                3.53%        5.69%        7.89%        7.94%        8.22%
Portfolio Turnover of the Strategic Income Portfolio                      71%          63%          54%          49%          47%
Portfolio Turnover of the High Income Portfolio                          122%          88%          --           --           --
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.113, decrease net realized and unrealized loss per share by $0.113 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                       See notes to financial statements.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (99.9% and 5.5% at October 31, 2003, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and ask prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2003, the Fund, for Federal income tax purposes, had a capital loss carryover of $35,214,191 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2006 ($1,984,147), October 31, 2007
     ($7,933,008), October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464)
     and October 31, 2011 ($1,234,272). The amount of the tax basis capital loss carryforward differed from the accumulated net realized loss due primarily to the timing of recording gain/loss on certain futures contracts. At October 31, 2003, the undistributed ordinary income on a tax basis was $3,341,979. All distributions in the year ended October 31, 2003 were from ordinary income for tax purposes.

     D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences between book and tax accounting relating to distributions primarily relate to futures, swaps, and foreign currency transactions; difference in method for amortizing premiums, accreting certain discounts and recognizing distributions to shareholders; treatment of paydown losses; and expired capital loss carryforwards. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  YEAR ENDED OCTOBER 31,
                                                               ---------------------------
     CLASS A                                                      2003             2002
     -------------------------------------------------------------------------------------
     Sales                                                      4,600,754        1,831,820

     Issued to shareholders electing to receive
       payments of distributions in Fund shares                   142,606           71,825

     Redemptions                                               (1,028,743)      (1,135,544)
     -------------------------------------------------------------------------------------
     NET INCREASE                                               3,714,617          768,101
     -------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                               ---------------------------
     CLASS B                                                      2003             2002
     -------------------------------------------------------------------------------------
     Sales                                                      8,645,301        6,568,813

     Issued to shareholders electing to receive
       payments of distributions in Fund shares                   639,463          522,773

     Redemptions                                               (5,228,731)      (4,259,717)
     -------------------------------------------------------------------------------------
     NET INCREASE                                               4,056,033        2,831,869
     -------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                               ---------------------------
     CLASS C                                                      2003             2002
     -------------------------------------------------------------------------------------
     Sales                                                      3,953,399        1,722,079

     Issued to shareholders electing to receive
       payments of distributions in Fund shares                   217,482          183,562

     Redemptions                                               (1,544,901)      (1,521,743)
     -------------------------------------------------------------------------------------
     NET INCREASE                                               2,625,980          383,898
     -------------------------------------------------------------------------------------

4    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services.

     During the year ended October 31, 2003, EVM earned $21,111 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc.
     (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $30,550 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2003.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2003, the Fund paid or accrued $1,459,539 and $419,767, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $31,866,000 and $6,105,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for the fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2003 amounted to $70,077, $486,513, and $139,923 for Class A, Class B, and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $629,000 and $11,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2003.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2003, aggregated $139,366,724 and $78,107,725, respectively. There were no increases or decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2003.

8    INVESTMENT IN PORTFOLIOS

     For the year ended October 31, 2003, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                            STRATEGIC           HIGH
                                             INCOME            INCOME
                                            PORTFOLIO         PORTFOLIO           TOTAL
     --------------------------------------------------------------------------------------
     Interest income                     $    9,112,876    $    5,847,647    $   14,960,523
     Dividend income                                 --           125,175           125,175
     Expenses                                (1,598,338)         (367,792)       (1,966,130)
     --------------------------------------------------------------------------------------
     NET INVESTMENT INCOME               $    7,514,538    $    5,605,030    $   13,119,568
     --------------------------------------------------------------------------------------
     Net realized gain (loss) --
        Investment transactions          $    5,872,776    $    2,229,859    $    8,102,635
        Financial futures contracts          (1,037,192)               --        (1,037,192)
        Written options                         251,687                --           251,687
        Swap contracts                        4,292,036                --         4,292,036
        Foreign currency and forward
          foreign currency
          exchange contracts                   (329,638)          (66,450)         (396,088)
     --------------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)            $    9,049,669    $    2,163,409    $   11,213,078
     --------------------------------------------------------------------------------------
     Change in unrealized
       appreciation (depreciation)
        Investments                      $    7,316,866    $    8,669,330    $   15,986,196
        Financial futures contracts            (538,824)               --          (538,824)
        Written options                          85,812                --            85,812
        Swap contracts                          839,871                --           839,871
        Foreign currency and forward
          foreign currency
          exchange contracts                  1,101,542             7,720         1,109,262
     --------------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED
       APPRECIATION (DEPRECIATION)       $    8,805,267    $    8,677,050    $   17,482,317
     --------------------------------------------------------------------------------------

9    SHAREHOLDER MEETING (UNAUDITED)

     The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                     NUMBER OF SHARES
     NOMINEE FOR TRUSTEE        AFFIRMATIVE       WITHHOLD
     -----------------------------------------------------
     Jessica M. Bibliowicz       24,381,879        314,873
     Donald R. Dwight            24,429,267        267,485
     James B. Hawkes             24,440,664        256,088
     Samuel L. Hayes, III        24,440,413        256,339
     William H. Park             24,446,175        250,577
     Norton H. Reamer            24,434,186        262,566
     Lynn A. Stout               24,369,423        327,329

     Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE STRATEGIC INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2003

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2003
PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 98.2%

SECURITY                                                  PRINCIPAL           U.S. $ VALUE
---------------------------------------------------------------------------------------------
BRAZIL -- 3.7%

Republic of Brazil, 10.125%, 5/15/27                   $       4,000,000    $       3,785,000
Republic of Brazil, 11.00%, 8/17/40                            6,500,000            6,361,875
---------------------------------------------------------------------------------------------

TOTAL BRAZIL (IDENTIFIED COST $6,348,048)                                   $      10,146,875
---------------------------------------------------------------------------------------------

INDONESIA -- 2.6%

APP China Group Ltd., 14.00%, 3/15/10(1)               $       2,000,000    $         400,000
APP Finance VI, 0.00%, 11/18/12(1)(2)                          4,000,000               90,000
APP Finance VII, 3.50%, 4/30/03(1)(2)                          2,000,000               85,000
DGS International Finance, 10.00%, 6/1/07(1)                   2,000,000               60,000
Indah Kiat Finance Mauritius, Sr. Unsec. Notes,
   10.00%, 7/1/07(1)                                           1,000,000              460,000
Indah Kiat International Finance,
   12.50%, 6/15/06(1)                                          1,000,000              455,000
Indonesia Recapital, 14.00%, 6/15/09                 IDR  45,000,000,000            5,633,937
---------------------------------------------------------------------------------------------

TOTAL INDONESIA (IDENTIFIED COST $13,457,539)                               $       7,183,937
---------------------------------------------------------------------------------------------

MOROCCO -- 0.2%

Snap Ltd., 11.50%, 1/29/09                           DEM       1,075,000    $         608,984
---------------------------------------------------------------------------------------------

TOTAL MOROCCO (IDENTIFIED COST $541,239)                                    $         608,984
---------------------------------------------------------------------------------------------

NEW ZEALAND -- 2.4%

New Zealand Government,
   6.50%, 4/15/13                                    NZD      10,700,000    $       6,680,645
---------------------------------------------------------------------------------------------

TOTAL NEW ZEALAND (IDENTIFIED COST $4,522,373)                              $       6,680,645
---------------------------------------------------------------------------------------------

PHILIPPINES -- 0.1%

Bayan Telecommunications,
   13.50%, 7/15/06(1)(3)                               $       2,000,000    $         370,000
---------------------------------------------------------------------------------------------

TOTAL PHILIPPINES (IDENTIFIED COST $1,917,237)                              $         370,000
---------------------------------------------------------------------------------------------

UNITED STATES -- 89.2%

CORPORATE BONDS & Notes -- 2.8%
Baltimore Gas and Electric, 6.73%, 6/12/12             $         400,000    $         444,698
BellSouth Capital Funding, 6.04%, 11/15/26                       300,000              327,424
Coca-Cola Enterprise, 7.00%, 10/1/26                             375,000              431,383
Eaton Corp., 8.875%, 6/15/19                                     500,000              650,301
Ford Holdings, 9.30%, 3/1/30                           $       1,000,000    $       1,044,886
General Motors Acceptance Corp., 8.875%, 6/1/10                1,000,000            1,145,953
Ingersoll-Rand Co., 6.48%, 6/1/25                              1,050,000            1,134,203
NBD Bank N.A., 8.25%, 11/1/24                                    610,000              762,811
US Bancorp, 7.50%, 6/1/26                                        840,000              987,097
Williamette Industries, 7.35%, 7/1/26                             50,000               56,546
Worldcom, Inc., 6.95%, 8/15/28(1)                              1,000,000              370,000
Worldcom, Inc., 7.75%, 4/1/27(1)                               1,000,000              370,000
---------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS & Notes
   (IDENTIFIED COST, $7,894,169)                                            $       7,725,302
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.7%
Federal Home Loan Mortgage Corp.,
   Series 1548, Class Z,
   7.00%, 7/15/23                                      $       2,611,511    $       2,760,665
Federal Home Loan Mortgage Corp.,
   Series 1817, Class Z,
   6.50%, 2/15/26                                              2,534,333            2,640,367
Federal Home Loan Mortgage Corp.,
   Series 1927, Class ZA,
   6.50%, 1/15/27                                              9,679,576           10,106,688
Federal National Mortgage Association,
   Series 1993-141, Class Z,
   7.00%, 8/25/23                                              6,099,527            6,476,521
 Federal National Mortgage Association,
   Series 1993-16, Class Z,
   7.50%, 2/25/23                                             10,268,953           10,973,116
Federal National Mortgage Association,
   Series 1993-79, Class PL,
   7.00%, 6/25/23                                              6,822,828            7,204,660
Federal National Mortgage Association,
   Series 1994-89, Class ZQ,
   8.00%, 7/25/24                                              5,661,736            6,124,928
Federal National Mortgage Association,
   Series 1996-35, Class Z,
   7.00%, 7/25/26                                              2,447,985            2,586,200
---------------------------------------------------------------------------------------------

TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (IDENTIFIED COST, $49,261,867)                               $      48,873,145
---------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 68.0%
Federal Home Loan Mortgage Corp.:
   6.50% with various maturities to 2024               $      10,990,238    $      11,585,562
   7.00% with various maturities to 2024                       9,967,266           10,624,525
   7.50% with various maturities to 2025                      29,622,703           31,916,107
   7.95% with maturity at 2022                                 2,263,176            2,456,917
   8.00% with various maturities to 2021                       1,214,192            1,300,300

                       See notes to financial statements.

SECURITY                                                   PRINCIPAL          U.S. $ VALUE
---------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)

   8.15% with maturity at 2021                         $       1,816,013     $      1,943,157
   8.30% with maturity at 2021                                 1,248,993            1,382,797
   8.47% with maturity at 2018                                 1,174,205            1,301,421
   8.50% with various maturities to 2019                         337,915              373,693
   9.00% with various maturities to 2027                       3,451,042            3,857,286
   9.25% with various maturities to 2016                       1,051,151            1,141,886
   9.50% with various maturities to 2027                       2,013,487            2,267,809
   9.75% with various maturities to 2020                         230,850              258,434
   10.00% with maturity at 2021                                  526,421              614,146
   10.25% with maturity at 2013                                  589,166              654,126
   10.50% with various maturities to 2021                      2,350,409            2,785,855
   11.00% with various maturities to 2019                      4,277,684            5,071,542
   11.25% with maturity at 2010                                   38,970               44,790
   12.50% with various maturities to 2019                        618,201              744,534
   12.75% with maturity at 2013                                   32,415               38,374
   13.25% with maturity at 2013                                   14,532               17,533
   13.50% with maturity at 2019                                   73,807               88,490
---------------------------------------------------------------------------------------------
                                                                            $      80,469,284
---------------------------------------------------------------------------------------------

Federal National Mortgage Association:
   6.50% with various maturities to 2028               $      19,925,293    $      20,953,249
   7.00% with various maturities to 2024                       5,318,886            5,677,936
   7.50% with various maturities to 2025                       5,733,514            6,152,053
   8.00% with various maturities to 2020                         735,042              801,187
   8.00% with maturity at 2033 (TBA)                           2,687,000            2,938,911
   8.50% with various maturities to 2026                       1,463,970            1,591,574
   8.881% with maturity at 2010                                  705,891              773,235
   9.00% with various maturities to 2024                       4,147,361            4,609,021
   9.50% with various maturities to 2026                       2,603,740            2,913,099
   10.50% with maturity at 2020                                  488,722              579,953
   11.00% with maturity at 2025                                  130,773              155,266
   11.50% with maturity at 2019                                  451,261              536,813
   12.00% with maturity at 2015                                  236,956              284,718
   12.50% with maturity at 2015                                1,360,736            1,638,127
   12.75% with maturity at 2014                                   68,479               84,865
   13.00% with various maturities to 2015                        546,269              667,079
   13.25% with maturity at 2014                                   79,693              100,035
   13.50% with various maturities to 2015                        296,968              356,330
   14.75% with maturity at 2012                                  813,325            1,021,157
---------------------------------------------------------------------------------------------
                                                                            $      51,834,608
---------------------------------------------------------------------------------------------

Government National Mortgage Association:
   6.00% with maturity at 2033 (TBA)                   $      16,000,000    $      16,643,588
   7.00% with various maturities to 2024                      10,181,501           10,866,903
   7.50% with various maturities to 2028                      10,085,163           10,872,928
   7.75% with maturity at 2019                                   214,311              234,465
   8.00% with various maturities to 2023                       2,461,997            2,693,348
   8.30% with various maturities to 2020                       1,211,241            1,336,470
   8.50% with various maturities to 2021                         859,556              942,555
   9.00% with various maturities to 2016                         414,678              456,514
   9.50% with various maturities to 2026               $      10,020,350    $      11,246,813
   12.50% with maturity at 2019                                  665,045              803,127
   13.50% with maturity at 2014                                   53,504               67,220
---------------------------------------------------------------------------------------------
                                                                            $      56,163,931
---------------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
  (IDENTIFIED COST, $186,839,994)                                           $     188,467,823
---------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 0.7%
United States Treasury Bond,
   7.875%, 2/15/21(4) --
   (identified cost, $1,853,631)                       $       1,500,000    $       1,981,173
---------------------------------------------------------------------------------------------

TOTAL UNITED STATES
   (IDENTIFIED COST $245,849,661)                                           $     247,047,443
---------------------------------------------------------------------------------------------

TOTAL BONDS & NOTES
   (IDENTIFIED COST, $272,636,097)                                          $     272,037,884
---------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------
INDONESIA -- 0.0%

Asia Pulp and Paper(1)                                             2,000    $               0
---------------------------------------------------------------------------------------------
                                                                            $               0
---------------------------------------------------------------------------------------------
TOTAL INDONESIA (IDENTIFIED COST $0)                                        $               0
---------------------------------------------------------------------------------------------
TOTAL WARRANTS (IDENTIFIED COST $0)                                         $               0
---------------------------------------------------------------------------------------------

                       See notes to financial statements.

SHORT-TERM INVESTMENTS -- 9.2%

SECURITY                                             PRINCIPAL        VALUE
-------------------------------------------------------------------------------------
Autobahn funding, 1.12%, 11/6/03                  $    11,000,000     $    10,998,289
Investors bank & Trust Company Time Deposit,
   1.08%, 11/3/03                                      14,521,000          14,521,000
-------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $25,519,289)                                   $    25,519,289
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 107.4%
   (IDENTIFIED COST $298,155,386)                                     $   297,557,173
-------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (7.4)%                              $   (20,476,057)
-------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                  $   277,081,116
-------------------------------------------------------------------------------------

DEM - Deutsche Mark

NZD - New Zealand Dollar

IDR - Indonesian Rupiah

(1) Defaulted security.

(2) Convertible bond.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investments, at value (identified cost, $298,155,386)                       $   297,557,173
Cash                                                                                    105
Receivable for investments sold                                                      86,706
Receivable for open swap contracts                                                  529,954
Interest receivable                                                               2,259,459
Receivable for open forward foreign currency contracts                            1,278,307
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                $   301,711,704
-------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased, including
   when-issued securities of $19,676,374                                    $    24,098,374
Payable for daily variation margin on open financial futures contracts              120,273
Payable for open forward foreign currency contracts                                 383,550
Payable to affiliate for Trustees' fees                                                 185
Accrued expenses                                                                     28,206
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           $    24,630,588
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                   $   277,081,116
-------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                     $   278,453,956
Net unrealized depreciation (computed on the basis of identified cost)           (1,372,840)
-------------------------------------------------------------------------------------------
TOTAL                                                                       $   277,081,116
-------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Interest                                                                    $     9,112,876
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     $     9,112,876
-------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                      $     1,053,507
Administration fee                                                                  335,533
Trustees' fees and expenses                                                          11,493
Custodian fee                                                                        91,778
Legal and accounting services                                                        91,347
Miscellaneous                                                                        14,680
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              $     1,598,338
-------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                       $     7,514,538
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                          $     5,872,776
   Financial futures contracts                                                   (1,037,192)
   Written options                                                                  251,688
   Swap contracts                                                                 4,292,036
   Foreign currency and forward foreign currency exchange
      contract transactions                                                        (329,638)
-------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                           $     9,049,670
-------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                      $     7,316,866
   Financial futures contracts                                                     (538,824)
   Written options                                                                   85,812
   Swap contracts                                                                   839,871
   Foreign currency and forward foreign currency exchange contracts               1,101,542
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        $     8,805,267
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                            $    17,854,937
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                  $    25,369,475
-------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               YEAR ENDED         YEAR ENDED
                                               OCTOBER 31, 2003   OCTOBER 31, 2002
----------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS

From operations --
   Net investment income                       $      7,514,538   $    10,912,356
   Net realized gain                                  9,049,670         1,956,204
   Net change in unrealized
      appreciation (depreciation)                     8,805,267        (3,749,032)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS     $     25,369,475   $     9,119,528
----------------------------------------------------------------------------------
Capital transactions --
   Contributions                               $    139,366,724   $    80,054,746
   Withdrawals                                      (78,107,725)      (78,213,706)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                        $     61,258,999   $     1,841,040
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                     $     86,628,474   $    10,960,568
----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                           $    190,452,642   $   179,492,074
----------------------------------------------------------------------------------
AT END OF YEAR                                 $    277,081,116   $   190,452,642
----------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                                   YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                               2003         2002(1)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                       0.71%         0.77%         0.79%         0.83%         0.86%
   Net investment income                                          3.36%         5.88%         8.10%         8.36%         9.14%
Portfolio Turnover                                                  71%           63%           54%           49%           47%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                  12.97%         5.25%           --            --            --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                     $  277,081    $  190,453    $  179,492    $  154,712    $  150,282
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2003, Eaton Vance Strategic Income Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

     C GAINS AND LOSSES FROM INVESTMENT TRANSACTIONS -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

     D INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

     E FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

     F WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

     G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     H WRITTEN OPTIONS -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

     I FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

     J REVERSE REPURCHASE AGREEMENTS -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

     K TOTAL RETURN SWAPS -- The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

     L EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2003, $284 in credits were used to reduce the Portfolio's custodian fee.

     M USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     N OTHER -- Investment transactions are accounted for on a trade date basis.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Boston Management and Research
     (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 2003, the fee was equivalent to 0.47% of the Portfolio's average net assets for such period and amounted to $1,053,507. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $335,533 for the year ended October 31, 2003.

     Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

4    INVESTMENT TRANSACTIONS

     The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2003, the Portfolio had invested 6.74% of its net assets or approximately $18,700,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the year ended October 31, 2003 were as follows:

     PURCHASES

     Investments (non-U.S. Government)   $    18,374,699
     U.S. Government Securities              206,077,687
     ---------------------------------------------------
                                         $   224,452,386
     ---------------------------------------------------

     SALES

     Investments (non-U.S. Government)   $    50,801,352
     U.S. Government Securities               99,056,190
     ---------------------------------------------------
                                         $   149,857,542
     ---------------------------------------------------

5    FINANCIAL INSTRUMENTS

     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2003 is as follows:

                                                                         NET UNREALIZED
     SETTLEMENT DATES     DELIVER                   IN EXCHANGE FOR          APP/DEP.
     ----------------------------------------------------------------------------------
     1/28/04              Czech Republic Koruna   United States Dollar
                          173,417,000             6,134,312              $     (139,344)

     11/03/03 - 9/20/04   Euro Dollar             United States Dollar
                          21,600,000              24,942,051                    (88,020)

     1/15/04              Euro Dollar             Hungarian Forint
                          5,365,333               1,451,430,000                 152,780

     11/26/03             Euro Dollar             Slovakia Koruna
                          5,700,000               241,281,000                   127,173

     9/27/04              Hong Kong Dollar        United States Dollar
                          50,400,000              6,514,153                      14,436

     11/25/03             Japanese Yen            United States Dollar
                          1,083,600,000           9,841,604                     (59,728)

     11/21/03             Mexican Peso            United States Dollar
                          35,000,000              3,085,468                     (76,990)
---------------------------------------------------------------------------------------
                                                                         $      (69,693)
---------------------------------------------------------------------------------------

                                                                         NET UNREALIZED
     SETTLEMENT DATES     IN EXCHANGE FOR                DELIVER             APP/DEP.
     -----------------------------------------------------------------------------------
     11/12/03             Columbian Peso          United States Dollar
                          16,000,000              5,463,529              $       82,439

     1/15/04              Euro Dollar             Czech Republic Koruna
                          5,380,424               170,513,700                    67,152

     11/3/03              Euro Dollar             United States Dollar
                          7,950,000               9,252,210                     (16,695)

     1/28/04              Hungarian Forint        United States Dollar
                          1,485,594               6,136,282                     368,524

     12/8/03 - 1/30/04    Indonesian Rupiah       United States Dollar
                          107,000,000,000         12,288,212                    148,804

     12/8/03              Indian Rupee            United States Dollar
                          282,500,000             6,131,973                     103,142

     1/30/04              Korean Won              United States Dollar
                          3,686,000,000           3,091,763                       1,109

     9/20/04              Slovakia Koruna         United States Dollar
                          243,219,000             6,402,810                     190,568

     1/30/04              Taiwan                  United States Dollar
                          107,000,000             3,160,071                      (2,773)

     1/30/04              Thai Baht               United States Dollar
                          130,000,000             3,235,843                      22,180
     ----------------------------------------------------------------------------------
                                                                         $      964,450
     ----------------------------------------------------------------------------------

     WRITTEN CALL OPTIONS             NUMBER OF CONTRACTS    PREMIUMS
     -----------------------------------------------------------------
     Outstanding, beginning of year           250           $  251,688
     -----------------------------------------------------------------
     Options expired                         (250)            (251,688)
     -----------------------------------------------------------------
     Outstanding, end of year                  --           $       --
     -----------------------------------------------------------------

     FUTURES CONTRACTS

     EXPIRATION                                              NET UNREALIZED
     DATE(S)      CONTRACTS                       POSITION    DEPRECIATION
     ----------------------------------------------------------------------
     12/03        17 Japan Bond 10 year           Short      $     (311,625)
     12/03        884 U.S. Treasury 5 year Note   Short          (1,889,155)
     ----------------------------------------------------------------------
                                                             $   (2,200,780)
     ----------------------------------------------------------------------

     At October 31, 2003, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

     The Portfolio has entered into a total return swap agreement with Credit Suisse First Boston International whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.05% on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on December 1, 2003 is recorded as a receivable for open swap contracts of $191,877 at October 31, 2003.

     The Portfolio has entered into a total return swap agreement with Lehman Brothers whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR minus 0.10% on the notional amount of $20,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on May 1, 2004 is recorded as a receivable for open swap contracts of $386,338 at October 31, 2003.

     The Portfolio has entered into a total return swap agreement with Morgan Stanley Capital Services whereby the Portfolio makes quarterly payments at a rate equal to the three-month LIBOR minus 1.50% on the notional amount of $1,000,000. In exchange, the Portfolio receives payments equal to the total returns on the MSCI Poland Gross Dividend Reinvested Index on the same notional amount. The value of the contract, which terminates on October 7, 2004 is recorded as a receivable for open swap contracts of $(36,107) at October 31, 2003.

     The Portfolio has entered into a total return swap agreement with Morgan Stanley Capital Services whereby the Portfolio makes quarterly payments at a rate equal to the three-month LIBOR minus 1.50% on the notional amount of $1,100,000. In exchange, the Portfolio receives payments equal to the total returns on the MSCI Hungary Gross Dividend Reinvested Index on the same notional amount. The value of the contract, which terminates on October 7, 2004 is recorded as a receivable for open swap contracts of $(12,154) at October 31, 2003.

6    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments at October 31, 2003, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                       $   299,180,060
     -----------------------------------------------------
     Gross unrealized appreciation        $     8,920,622
     Gross unrealized depreciation            (10,543,509)
     ----------------------------------------------------
     NET UNREALIZED DEPRECIATION          $    (1,622,887)
     ----------------------------------------------------

     The net unrealized appreciation on foreign currency, swaps, forwards and futures contracts at October 31, 2003 on a federal income tax basis was $249,722.

7    INTERESTHOLDER MEETING (UNAUDITED)

     The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                            INTEREST IN THE PORTFOLIO
     NOMINEE FOR TRUSTEE           AFFIRMATIVE           WITHHOLD
     ------------------------------------------------------------
     Jessica M. Bibliowicz             99%                 1%

     Donald R. Dwight                  99%                 1%

     James B. Hawkes                   99%                 1%

     Samuel L. Hayes, III              99%                 1%

     William H. Park                   99%                 1%

     Norton H. Reamer                  99%                 1%

     Lynn A. Stout                     99%                 1%

     Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF STRATEGIC INCOME PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2003, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2003

EATON VANCE STRATEGIC INCOME FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Strategic Income Portfolio and High Income Portfolio (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                                                                                       NUMBER OF
                          POSITION(S)      TERM OF                                     PORTFOLIOS
                           WITH THE       OFFICE AND                                IN FUND COMPLEX
      NAME AND             TRUST AND       LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIOS     SERVICE      DURING PAST FIVE YEARS         TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee       Since 1998    Chairman,President and             192         Director of National
11/28/59                                               Chief Executive Officer                        Financial Partners
                                                       of National Financial
                                                       Partners (financial
                                                       services company) (since
                                                       April 1999). President and
                                                       Chief Operating Officer
                                                       of John A. Levin & Co.
                                                       (registered investment
                                                       adviser) (July 1997 to
                                                       April 1999) and a Director
                                                       of Baker, Fentress&
                                                       Company, which owns John
                                                       A. Levin& Co. (July 1997
                                                       to April 1999).
                                                       Ms. Bibliowicz is an
                                                       interested person because
                                                       of her affiliation with a
                                                       brokerage firm.

James B. Hawkes            Trustee       Trustee of    Chairman, President and            194              Director of EVC
11/9/41                                  the Trust     Chief Executive Officer
                                         since 1991;   of BMR, EVC, EVM and EV;
                                         of the        Director of EV; Vice
                                         Portfolios    President and Director of
                                         since 1992    EVD. Trustee and/or
                                                       officer of 194
                                                       registered investment
                                                       companies in the Eaton
                                                       Vance Fund Complex.
                                                       Mr. Hawkes is an interested
                                                       person because of his
                                                       positions with BMR, EVM,
                                                       EVC and EV, which are
                                                       affiliates of the Trust and
                                                       the Portfolios.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee       Trustee of    Jacob H. Schiff Professor          194           Director of Tiffany &
2/23/35                                  the Trust     of Investment Banking                            Co. (specialty
                                         since 1986;   Emeritus, Harvard                                retailer) and
                                         of the        University Graduate                              Telect, Inc.
                                         Portfolios    School of Business                               (telecommunication
                                         since 1993    Administration.                                  services company)

William H. Park            Trustee       Since 2003    President and Chief                191                   None
9/19/47                                                Executive Officer, Prizm
                                                       Capital Management, LLC
                                                       (investment management
                                                       firm) (since 2002).
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer, United Asset
                                                       Management Corporation (a
                                                       holding company owning
                                                       institutional investment
                                                       management firms)
                                                       (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003    Professor of Law,                  191                   None
7/10/40                                                Georgetown University Law
                                                       Center (since 1999). Tax
                                                       Partner Covington &
                                                       Burling, Washington, DC
                                                       (1991-2000).

                                                                                       NUMBER OF
                          POSITION(S)      TERM OF                                     PORTFOLIOS
                           WITH THE       OFFICE AND                                IN FUND COMPLEX
      NAME AND             TRUST AND       LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIOS     SERVICE      DURING PAST FIVE YEARS         TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED
 TRUSTEE(S) (CONTINUED)

Norton H. Reamer           Trustee       Trustee of    President and Chief                194                   None
9/21/35                                  the Trust     Executive Officer of
                                         since 1986;   Asset Management Finance
                                         of the        Corp. (a specialty
                                         Portfolios    finance company serving
                                         since 1993    the investment management
                                                       industry) (since
                                                       October 2003). President,
                                                       Unicorn Corporation (an
                                                       investment and financial
                                                       advisory services
                                                       company) (since
                                                       September 2000). Formerly,
                                                       Chairman, Hellman, Jordan
                                                       Management Co., Inc. (an
                                                       investment management
                                                       company) (2000-2003).
                                                       Formerly, Advisory
                                                       Director of Berkshire
                                                       Capital Corporation
                                                       (investment banking firm)
                                                       (2002-2003). Formerly,
                                                       Chairman of the Board,
                                                       United Asset Management
                                                       Corporation (a holding
                                                       company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds
                                                       (mutual funds)
                                                       (1980-2000).

Lynn A. Stout              Trustee       Since 1998    Professor of Law,                  194                   None
9/14/57                                                University of California
                                                       at Los Angeles School of
                                                       Law (since July 2001).
                                                       Formerly, Professor of
                                                       Law, Georgetown
                                                       University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)             TERM OF
                                WITH THE             OFFICE AND
      NAME AND                 TRUST AND              LENGTH OF                        PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             THE PORTFOLIOS            SERVICE                         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the Trust      Since 2002       Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                               Investment Officer of EVM and BMR and Director of EVC.
                                                                      Chief Executive Officer of Belair Capital Fund LLC,
                                                                      Belcrest Capital Fund LLC, Belmar Capital Fund LLC,
                                                                      Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                                      (private investment companies sponsored by EVM). Officer
                                                                      of 53 registered investment companies managed by EVM or
                                                                      BMR.

William H. Ahern, Jr.    Vice President of the       Since 1995       Vice President of EVM and BMR. Officer of 35 registered
7/28/59                          Trust                                investment companies managed by EVM or BMR.

Thomas J. Fetter         Vice President of the       Since 1997       Vice President of EVM and BMR. Trustee and President of
8/20/43                          Trust                                The Massachusetts Health & Education Tax-Exempt Trust.
                                                                      Officer of 127 registered investment companies managed by
                                                                      EVM or BMR.

Thomas P. Huggins        Vice President of the       Since 2000       Vice President of EVM and BMR. Officer of 8 registered
3/7/66                   High Income Portfolio                        investment companies managed by EVM or BMR.

Michael R. Mach          Vice President of the       Since 1999       Vice President of EVM and BMR. Previously, Managing
7/15/47                          Trust                                Director and Senior Analyst for Robertson Stephens
                                                                      (1998-1999). Officer of 25 registered investment
                                                                      companies managed by EVM or BMR.

Robert B. MacIntosh      Vice President of the       Since 1998       Vice President of EVM and BMR. Officer of 127 registered
1/22/57                          Trust                                investment companies managed by EVM or BMR.

Duncan W. Richardson     Vice President of the       Since 2001       Senior Vice President and Chief Equity Investment
10/26/57                         Trust                                Officer of EVM and BMR. Officer of 41 registered
                                                                      investment companies managed by EVM or BMR.

Walter A. Row, III       Vice President of the       Since 2001       Director of Equity Research and a Vice President of EVM
7/20/57                          Trust                                and BMR. Officer of 22 registered investment companies
                                                                      managed by EVM or BMR.

                               POSITION(S)             TERM OF
                                WITH THE             OFFICE AND
      NAME AND                 TRUST AND              LENGTH OF                        PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             THE PORTFOLIOS            SERVICE                         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------

Judith A. Saryan         Vice President of the       Since 2003       Vice President of EVM and BMR. Previously, Portfolio
8/21/54                          Trust                                Manager and Equity Analyst for State Street Global
                                                                      Advisers (1980-1999). Officer of 24 registered investment
                                                                      companies managed by EVM or BMR.

Susan Schiff             Vice President of the       Since 2002       Vice President of EVM and BMR. Officer of 26 registered
3/13/61                        Trust and                              investment companies managed by EVM or BMR.
                             the Strategic
                            IncomePortfolio

Mark S. Venezia               President of          Since 2002(2)     Vice President of EVM and BMR. Officer of 3 registered
5/23/49                     Strategic Income                          investment companies managed by EVM or BMR.
                               Portfolio

Michael W. Weilheimer      President of High        Since 2002(2)     Vice President of EVM and BMR. Officer of 10 registered
2/11/61                     Income Portfolio                          investment companies managed by EVM or BMR.

Alan R. Dynner                 Secretary             Since 1997       Vice President, Secretary and Chief Legal Officer of
10/10/40                                                              BMR, EVM, EVD, EV and EVC. Officer of 194 registered
                                                                      investment companies managed by EVM or BMR.

Barbara E. Campbell         Treasurer of the        Since 2002(2)     Vice President of EVM and BMR. Officer of 194 registered
6/19/57                        Portfolios                             investment companies managed by EVM or BMR.

James L. O'Connor        Treasurer of the Trust      Since 1989       Vice President of BMR, EVM and EVD. Officer of 115
4/1/45                                                                registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Venezia served as Vice President of Strategic Income Portfolio since 1992, Mr. Weilheimer served as Vice President of High Income Portfolio since 1995, Ms. Campbell served as Assistant Treasurer of High Income Portfolio since 1993 and Strategic Income Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                INVESTMENT ADVISER OF STRATEGIC INCOME PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

               ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                        EATON VANCE STRATEGIC INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN, SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

028-12/03                                                                  SISRC

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and

Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)        Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)     Treasurer's Section 302 certification.

(a)(2)(ii)    President's Section 302 certification.
(b)           Combined Section 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF EATON VANCE STRATEGIC INCOME FUND)


By: /s/ Thomas E. Faust Jr.
        -----------------------
        Thomas E. Faust Jr.
        President


Date:   December 19, 2003
        -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ James L. O'Connor
        -----------------------
        James L. O'Connor
        Treasurer


Date:   December 19, 2003
        -----------------


By: /s/ Thomas E. Faust Jr.
        -----------------------
        Thomas E. Faust Jr.
        President


Date:   December 19, 2003
        -----------------